UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

On August 10, 2005, CV Therapeutics, Inc. (“CV Therapeutics”) announced that the first of two Phase 3 studies of regadenoson met its primary endpoint by showing with 95 percent confidence that myocardial perfusion imaging (“MPI”) studies conducted with regadenoson were comparable to MPI studies conducted with Adenoscan®, the leading agent for MPI studies in the United States. In this multinational, randomized, double-blind pivotal Phase 3 study of 784 patients undergoing MPI studies, regadenoson was generally well tolerated. The most common adverse events reported in patients who received regadenoson were headache, chest pain, shortness of breath, flushing and gastrointestinal discomfort. Regadenoson also met a secondary endpoint, which was a summed symptom score for tolerability relating to adverse events frequently seen with Adenoscan®. If the second Phase 3 trial is successful, CV Therapeutics plans to submit a new drug application for regadenoson to the United States Food and Drug Administration and an approval application with European regulatory authorities.

Regadenoson is being developed pursuant to a collaboration agreement between CV Therapeutics and Astellas Pharma U.S., Inc., successor-in-interest to Fujisawa Healthcare, Inc. Regadenoson has been designed to be delivered rapidly as a bolus and to selectively stimulate the A2A-adenosine receptor, the receptor responsible for coronary vasodilation.

CV Therapeutics’ press release dated August 10, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

* * * * *

Forward-Looking Statements. This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future clinical or product development, financial performance, regulatory review of our products or product candidates, or commercialization efforts. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K/A and Quarterly Report on Form 10-Q, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release dated August 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2005	CV THERAPEUTICS, INC.

	By:	/s/ TRICIA BORGA SUVARI
Tricia Borga Suvari
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 10, 2005.